(GRIZZLY SHORT FUND LOGO)

                                 Annual Report
                              September 30, 2002

DEAR FELLOW SHAREHOLDERS:

  The big money on the short side is usually made during big bear markets. Through September 30, 2002, the cumulative gain recorded by this fund since inception, June 19, 2000, is +97.91% (+34.87% annualized). Per Leuthold Group Research, the cumulative peak to trough declines (March 2000 through September
2002), at this point approximate 50% in the S&P 500 and over 75% for the NASDAQ. Our multi-factor models indicate the S&P 500, the S&P Industrials, and the Dow Jones Industrials had all declined to approximately 1957-to-date, median valuation levels as of September 30, 2002.

     o WE BELIEVE THE STOCK MARKET IS IN A BOTTOMING PHASE. NEVERTHELESS, THE FUND ASPIRES TO REMAIN 100% SHORT AT ALL TIMES, REGARDLESS OF OUR PERSONAL MARKET VIEWS, AND REGARDLESS OF STOCK MARKET ACTION.
                                                  ----------------------

     o WHILE IT APPEARS THE STOCK MARKET MAY BE BOTTOMING OUT HERE, THERE REMAIN SUITABLE APPLICATIONS FOR EMPLOYING THE GRIZZLY SHORT FUND IN RISING MARKETS.

           THE GRIZZLY SHORT FUND IS A VEHICLE FOR MARKET TIMERS,
           SPECULATORS, AND SOPHISTICATED INVESTORS EMPLOYING THE
           FUND AS A HEDGE OR IN "MARKET NEUTRAL" STRATEGIES.

  Since inception (June 19, 2000), the Grizzly Short Fund has experienced positive total returns in six calendar quarters, averaging +19.98% per quarter. There have been three negative total return quarters, averaging -11.68%. THUS, EVEN DURING A DEBILITATING BEAR MARKET PERIOD LIKE WE HAVE EXPERIENCED, A GRIZZLY SHORT FUND SHAREHOLDER COULD HAVE LOST MONEY OVER A THREE-MONTH PERIOD OR EVEN LONGER. On the other hand, bull markets also consist of intervals where
                                   ----
long positions are losers and shorts make money.

THE BEARS' STATISTICAL CASE
---------------------------

  "Median Valuation Levels" mean that half the time the stock market was valued below the median. Extended periods of valuations below the medians include 1949-1954 (post WWII) and 1974-1984 (high inflation and high interest rates). The Bears can make the case that the 2000-2002 market decline, correcting the biggest equity bubble in history, could carry valuation levels well below the median, perhaps as low as the bottom quartile of the historical distribution (25th percentile).

  While it is true that 75% of the bear markets since WWII have bottomed out in the vicinity of median valuation levels (currently, 830 for the S&P 500 and 6600
                -----------------------
for the DJIA) an extended period with valuations below the median could occur again, a la 1974-1984 or 1949-1954. Downside risk to these bottom quartile levels currently approximates about -30% (as of September 30, 2002). WE WOULD NOT EXPECT THIS, but we have been wrong before.

OUR OUTLOOK
-----------

  Shorter term, the seasonals favor the bulls. Historically, the November, December, and January period is unusually strong. There may, however, be
                                                         ---
selling pressure in late December as individuals realize losses to offset the year's realized gains...but this year, few individuals have gains to offset! Alternatively, professionals will be shedding their big losers before year end, hoping they won't have to discuss them in January client meetings.

  We don't expect beat-up mutual fund investors to be a significant positive factor in the traditional new year reinvestment period, but the big underfunded
                                                        ---
pension funds could be a significant positive factor during the first quarter of 2003. Considering the low yielding fixed income alternatives, the lions share of these bulked up contributions may go into equities.

  All in all, despite our more optimistic outlook on the stock market, there will still be pockets of weakness regardless of upside momentum. Conversely, in down markets, there are still pockets of strength, as demonstrated by the small-cap/value mutual fund outperformance over the last two and a half years.

HISTORY SHOWS...
----------------

  During rising markets, the Grizzly Short Fund will typically lose money with
  ---------------------
the prospect of going down less than the gains in standard stock market
                 ----------------
benchmarks. In these conditions, the Grizzly Short Fund strategy has added relative value for short sellers because it has historically proven to lose less
                                                                       ---------
money than one employing a strategy using the inverse of a broad market index (ie: short selling an S&P 500 index).

     o LEUTHOLD WEEDEN CAPITAL MANAGEMENT, THE FUND'S ADVISOR, HAS BEEN MANAGING 100% SHORT PORTFOLIOS SINCE JUNE 1, 1992. THE GRIZZLY SHORT FUND BEGAN OPERATIONS JUNE 19, 2000, DURING A DECLINING MARKET PERIOD.

     o SEE THE PRIOR YEAR-BY-YEAR RECORD OF THIS SHORT STRATEGY'S
       PERFORMANCE THROUGH RISING MARKET ENVIRONMENTS IN THE GRIZZLY SHORT
                   ----------------------------------
       FUND'S PROSPECTUS. KEEP IN MIND, THE STOCK MARKET OVER THE LONG TERM GOES UP MORE OFTEN THAN IT DECLINES.

METHODOLOGY
-----------

  The short portfolio of stocks is carefully selected. This is not a short index fund, WE DO not amplify market movements and gains or losses via options, futures contracts or leverage, as other "short" funds may do. Per a rigorous set of quantitative, fundamental and technical disciplines, we initially select fifty stocks that rate "most vulnerable." Short positions equal to about 2% of fund assets are established in each of the fifty stocks.

  On a daily basis, each position is closely monitored and adjusted per a rigid set of disciplines. THESE ARE AT LEAST AS IMPORTANT AS THE SELECTION DISCIPLINES. An individual short position is typically held from nine to thirteen weeks, although some could be held a year or more.

IN SUMMARY
----------

  Your support over the last 12-months has helped bolster net assets to about $31 million as of 9/30/02, up from $20 million one year ago. While we anticipate the asset growth directed by individual investors may slow or reverse as the market exhibits proof of upside momentum, WE HOPE TO SUSTAIN ASSET GROWTH BY BUILDING BROADER VISIBILITY TO THOSE SEEKING A SOPHISTICATED TACTICAL TOOL FOR
USE WITHIN THEIR TOTAL INVESTMENT PROGRAM.   We appreciate your support through
a period of uncertain and volatile market conditions, and hope you may continue finding opportunities to implement this strategy, in varying degrees, throughout changing market conditions, be it hedging, trading, or as part of a market neutral strategy.

Sincerely,

/s/Steve Leuthold                      /s/Chuck Zender

Steve Leuthold                         Chuck Zender
Co-Portfolio Manager                   Co-Portfolio Manager

                      FOR PERIODS ENDED SEPTEMBER 30, 2002

                                                                AVERAGE ANNUAL
                                                                RATE OF RETURN
                          3 MONTH      6 MONTH      1 YEAR     SINCE INCEPTION
                          -------      -------      ------     ---------------
  Grizzly Short Fund       13.36%       39.06%       5.80%          34.82%
  Russell 2000 Index      -21.40%      -27.97%      -9.29%         -13.59%
  S&P 500 Index           -17.28%      -28.36%     -20.48%         -22.08%

                 A $10,000 INVESTMENT IN THE GRIZZLY SHORT FUND

        Date              Grizzly Short Fund              S&P 500 Index
        ----              ------------------              -------------
      6/19/2000                 10,000                        10,000
      6/30/2000                  9,810                         9,791
      7/31/2000                 10,280                         9,638
      8/31/2000                  9,840                        10,237
      9/30/2000                 11,140                         9,696
     10/31/2000                 11,454                         9,656
     11/30/2000                 12,911                         8,895
     12/31/2000                 12,458                         8,938
      1/31/2001                 11,371                         9,256
      2/28/2001                 13,420                         8,412
      3/31/2001                 15,392                         7,880
      4/30/2001                 13,331                         8,491
      5/31/2001                 13,282                         8,548
      6/30/2001                 13,865                         8,341
      7/31/2001                 14,927                         8,259
      8/31/2001                 16,178                         7,743
      9/30/2001                 18,693                         7,118
     10/31/2001                 17,551                         7,254
     11/30/2001                 15,722                         7,810
     12/31/2001                 15,213                         7,879
      1/31/2002                 15,283                         7,764
      2/28/2002                 15,520                         7,614
      3/31/2002                 14,222                         7,900
      4/30/2002                 15,144                         7,422
      5/31/2002                 15,688                         7,367
      6/30/2002                 17,446                         6,842
      7/31/2002                 18,577                         6,308
      8/31/2002                 18,144                         6,350
      9/30/2002                 19,791                         5,657

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. This chart assumes an initial gross investment of $10,000 made on 6/19/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002

ASSETS:
   Investments, at value
     (cost $3,936,688)                                             $ 3,936,688
   Receivable for investments sold short                             1,212,689
   Receivable from broker for proceeds
     on securities sold short                                       31,771,094
   Deposit for short sales                                          25,115,582
   Interest receivable                                                   6,856
   Receivable for fund shares sold                                     832,425
   Prepaid expenses                                                     10,343
   Other assets                                                         63,665
                                                                   -----------
   Total Assets                                                     62,949,342
                                                                   -----------

LIABILITIES:
   Securities sold short, at market value
     (proceeds $31,771,094)                                         29,522,433
   Payable for investments purchased                                 1,139,950
   Payable for fund shares redeemed                                    126,600
   Payable to Adviser                                                   39,149
   Dividends payable on short positions                                 31,710
   Accrued expenses and other liabilities                               39,760
                                                                   -----------
   Total Liabilities                                                30,899,602
                                                                   -----------
NET ASSETS                                                         $32,049,740
                                                                   -----------
                                                                   -----------
NET ASSETS CONSIST OF:
   Capital  stock                                                  $27,985,068
   Accumulated undistributed net
     realized gain on short positions                                1,816,011
   Net unrealized appreciation
     on short positions                                              2,248,661
                                                                   -----------
   Total Net Assets                                                $32,049,740
                                                                   -----------
                                                                   -----------
   Shares outstanding (250,000,000
     shares of $.0001 par value authorized)                          2,262,304
   Net Asset Value, Redemption Price
     and Offering Price Per Share                                       $14.17
                                                                        ------
                                                                        ------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME:
     Interest income                                                $  456,012
                                                                    ----------
     Total investment income                                           456,012
                                                                    ----------

EXPENSES:
     Investment advisory fee                                           212,582
     Fund accounting fees and expenses                                  33,089
     Federal and state registration                                     22,441
     Shareholder servicing fees                                         17,007
     Professional fees                                                  12,856
     Administration fee                                                 13,069
     Transfer agent fees and expenses                                    9,092
     Reports to shareholders                                             7,218
     Custody fees                                                        3,818
     Directors' fees and expenses                                        3,409
     Other                                                               1,571
                                                                    ----------
     Total expenses before reimbursement
       and dividends on short positions                                336,152
     Reimbursement to Adviser                                           89,011
                                                                    ----------
     Net expenses before dividends
       on short positions                                              425,163
     Dividends on short positions                                      148,111
                                                                    ----------
     Total expenses                                                    573,274
                                                                    ----------
NET INVESTMENT LOSS                                                   (117,262)
                                                                    ----------
REALIZED AND UNREALIZED
  GAINS ON SHORT POSITIONS:
     Net realized gain on short positions                            1,999,790
     Net unrealized appreciation on
        short positions during the period                              645,118
                                                                    ----------
     Net realized and unrealized gains
       on short positions                                            2,644,908
                                                                    ----------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                   $2,527,646
                                                                    ----------
                                                                    ----------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR ENDED               YEAR ENDED
                                                   SEPTEMBER 30, 2002       SEPTEMBER 30, 2001
                                                   ------------------       ------------------
OPERATIONS:
     Net investment income (loss)                     $  (117,262)             $   230,136
     Net realized gain on short positions               1,999,790                2,018,695
     Net unrealized appreciation on
       short positions during the period                  645,118                1,433,684
                                                      -----------              -----------
     Net increase in net assets from operations         2,527,646                3,682,515
                                                      -----------              -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                           (36,500)                (224,403)
     From net realized gains                           (1,708,369)                (396,193)
                                                      -----------              -----------
     Total distributions                               (1,744,869)                (620,596)
                                                      -----------              -----------

CAPITAL SHARE  TRANSACTIONS:
     Proceeds from shares sold                        102,699,512               28,816,553
     Proceeds from shares issued to holders in
       reinvestment of dividends                        1,718,947                  537,561
     Cost of shares redeemed                          (93,137,539)             (14,773,968)
                                                      -----------              -----------
     Net increase in net assets from capital
       share transactions                              11,280,920               14,580,146
                                                      -----------              -----------
TOTAL INCREASE IN NET ASSETS                           12,063,697               17,642,065

NET ASSETS:
     Beginning of year                                 19,986,043                2,343,978
                                                      -----------              -----------
     End of year (including undistributed net
       investment income of $0 and $7,521,
       respectively)                                  $32,049,740              $19,986,043
                                                      -----------              -----------
                                                      -----------              -----------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                                         JUNE 19, 2000(1)<F1>
                                                                 YEAR ENDED            YEAR ENDED                 TO
                                                             SEPTEMBER 30, 2002    SEPTEMBER 30, 2001     SEPTEMBER 30, 2000
                                                             ------------------    ------------------     ------------------
PER SHARE DATA:
Net asset value, beginning of period                               $14.74                $11.01                 $10.00
                                                                   ------                ------                 ------

Income from investment operations:
   Net investment income (loss)(2)<F2>                              (0.05)                 0.58                   0.14
   Net realized and unrealized gain on short positions               0.67                  5.57                   1.00
                                                                   ------                ------                 ------
   Total from investment operations                                  0.62                  6.15                   1.14
                                                                   ------                ------                 ------

Less distributions:
   From net investment income                                       (0.03)                (0.58)                 (0.13)
   From net realized gains                                          (1.16)                (1.84)                    --
                                                                   ------                ------                 ------
   Total distributions                                              (1.19)                (2.42)                 (0.13)
                                                                   ------                ------                 ------
Net asset value, end of period                                     $14.17                $14.74                 $11.01
                                                                   ------                ------                 ------
                                                                   ------                ------                 ------

Total return                                                        5.80%                67.79%                 11.40%(3)<F3>

Supplemental data and ratios:
   Net assets, end of period                                  $32,049,740           $19,986,043             $2,343,978
Ratio of expenses to average net assets:
   Before expense reimbursement(5)<F5>                              2.85%                 3.92%                 16.28%(4)<F4>
   After expense reimbursement(5)<F5>                               3.37%                 2.96%                  2.75%(4)<F4>
Ratio of net investment income (loss)
  to average net assets:
   Before expense reimbursement(6)<F6>                             -0.17%                 3.79%                 -5.00%(4)<F4>
   After expense reimbursement(6)<F6>                              -0.69%                 4.75%                  8.53%(4)<F4>
Portfolio turnover rate(7)<F7>                                         0%                    0%                     0%

(1)<F1>   Commencement of operations.
(2)<F2> Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F3>   Not annualized.
(4)<F4>   Annualized.
(5)<F5>   The operating expense ratios include dividends on short positions.
          The expense ratio before reimbursement and the expense ratio after reimbursement excluding dividends on short positions were 1.98% and 2.50%, respectively, for the year ended September 30, 2002, 3.46% and 2.50%, respectively, for the year ended September 30, 2001, and 16.03% and 2.50% respectively, for the period ended September 30, 2000.
(6)<F6> The net investment income (loss) ratios include dividends on short positions.
(7)<F7> The portfolio turnover ratios exclude purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

PRINCIPAL                                                             MARKET
  AMOUNT                                                               VALUE
---------                                                              -----
               SHORT-TERM
                 INVESTMENTS    12.28%+<F9>

               VARIABLE RATE
                 DEMAND NOTES    12.28%+<F9>
$3,936,688     U.S. Bank, N.A., 1.5606%, #<F8>                      $3,936,688
               Total Short-Term
                 Investments
                 (Cost $3,936,688)                                   3,936,688
                                                                    ----------
               TOTAL INVESTMENTS    12.28%+<F9>
                 (COST $3,936,688)                                  $3,936,688
                                                                    ----------
                                                                    ----------

#<F8> Variable rate security. The rate listed is as of September 30, 2002. +<F9> Calculated as a percentage of net assets.

                     See notes to the financial statements.

SECURITIES SOLD SHORT
SEPTEMBER 30, 2002

  NUMBER                                                              MARKET
OF SHARES                                                             VALUE
---------                                                             -----
               COMMON STOCKS
  19,400       ACE Limited                                         $   574,434
  36,000       Advanced Fibre
                 Communications, Inc.                                  477,720
  25,400       AdvancePCS                                              572,262
  30,400       Affymetrix, Inc.                                        632,320
  48,100       AOL Time Warner Inc.                                    562,770
  16,100       Bausch & Lomb
                 Incorporated                                          534,037
  34,400       BCE Inc.                                                608,880
  18,700       Brocade Communications
                 Systems, Inc.                                         140,811
  27,000       Brunswick Corporation                                   568,080
  68,100       Cablevision Systems
                 New York Group                                        616,986
  10,000       Cardinal Health, Inc.                                   622,000
  21,300       Carnival Corporation                                    534,630
  16,500       Catalina Marketing
                 Corporation                                           463,320
  18,200       CenturyTel, Inc.                                        408,226
  66,900       The Charles Schwab
                 Corporation                                           582,030
  10,300       Cintas Corporation                                      431,776
   6,800       Citigroup Inc.                                          201,620
  23,100       Community Health
                 Systems Inc.                                          615,153
  23,300       Cox Communications, Inc.                                572,947
   8,100       DIAMONDS Trust, Series 1                                615,600
  17,400       The Dow Chemical Company                                475,194
  13,400       Eastman Chemical Company                                511,478
 164,300       E*TRADE Group, Inc.                                     731,135
  36,000       Getty Images, Inc.                                      722,160
   9,600       Harley-Davidson, Inc.                                   445,920
  31,000       Integrated Circuit
                 Systems, Inc.                                         486,700
  12,600       International Paper
                 Company                                               420,714
  35,700       The Interpublic Group
                 of Companies, Inc.                                    565,845
  21,200       Iron Mountain Incorporated                              529,788
  27,250       Jabil Circuit, Inc.                                     402,755
  39,200       Juniper Networks, Inc.                                  188,160
  17,800       Lamar Advertising Company                               540,230
   8,400       Lehman Brothers
                 Holdings Inc.                                         412,020
  27,800       Marvell Technology
                 Group Ltd.                                            440,630
  33,200       MBNA Corporation                                        610,216
  11,100       Medtronic, Inc.                                         467,532
  22,600       Mercury Interactive
                 Corporation                                           387,816
  39,200       Monsanto Company                                        599,368
  25,900       NetIQ Corporation                                       375,550
  45,300       Network Associates, Inc.                                481,539
  29,400       The News Corporation
                 Limited                                               565,950
  28,200       Omnicare, Inc.                                          595,584
  21,000       Paychex, Inc.                                           509,670
  15,000       Performance Food
                 Group Company                                         509,400
  19,700       Raymond James
                 Financial, Inc.                                       533,279
  26,800       Scios Inc.                                              682,060
  14,000       Sears, Roebuck and Co.                                  546,000
   7,300       SPDR Trust Series 1                                     597,067
  44,700       Southwest Airlines Co.                                  583,782
  14,000       Synopsys, Inc.                                          534,100
   8,800       Textron, Inc.                                           300,080
   7,900       Univision
                 Communications Inc.                                   180,120
  25,100       USA Interactive                                         486,438
   6,500       Viacom Inc.                                             263,575
  40,800       Vodafone Group PLC                                      523,464
  39,200       The Walt Disney Company                                 593,488
   4,600       Weyerhaeser Company                                     201,342
  11,800       Wm. Wrigley Jr. Company                                 583,982
   8,200       XL Capital Ltd.                                         602,700
                                                                   -----------
               TOTAL SECURITIES
                 SOLD SHORT
                 (PROCEEDS $31,771,094)                            $29,522,433
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT
     ACCOUNTING POLICIES

     Leuthold Funds, Inc. (the "Company") was incorporated on August 30, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Grizzly Short Fund (the "Fund") is one of three series of the Company. The investment objective of the Fund is capital appreciation. However, as its principal investment strategy is to sell stocks short, it may be difficult for the Fund to achieve its goal in rising stock markets. The Fund commenced operations on June 19, 2000.

     The following is a summary of significant accounting policies consistently followed by the Fund.

     a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities which are listed on an exchange but which are not traded on the valuation date, are valued at the mean between the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b). Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. The tax character of distributions paid during the fiscal years ended September 30, 2002 and 2001 was as follows:

                                                2002                2001
                                                ----                ----
          Distributions paid from:
          Ordinary income                    $1,744,869           $620,596
          Long-term capital gains                --                  --
                                             ----------           --------
                                             $1,744,869           $620,596
                                             ----------           --------
                                             ----------           --------

          At September 30, 2002, the components of distributable earnings on a tax basis were as follows:

          Undistributed ordinary income                         $1,975,539
          Undistributed long-term capital gain                          --
                                                                ----------
          Distributable Income                                  $1,975,539
                                                                ----------
                                                                ----------

          Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. Accounting principles generally accepted in the United States ("GAAP") requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. As a result of permanent book-to-tax differences, accumulated net investment loss has been decreased and accumulated undistributed net realized gain has been decreased by $146,241.

     c). Distributions to Shareholders - Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

     d) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     e) Short Positions - For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

          The Fund's receivable from broker for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

     f) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.
          Discounts and premiums on bonds are amortized over the life of the respective bond.

2.   CAPITAL SHARE  TRANSACTIONS

     Transactions in shares of the Fund were as follows:

                                             YEAR ENDED          YEAR ENDED
                                           SEPT. 30, 2002      SEPT. 30, 2001
                                           --------------      --------------
     Shares sold                             8,437,306           2,277,527
     Shares issued to
       holders in
       reinvestment
       of dividends                            145,366              51,238
     Shares redeemed                        (7,675,980)         (1,185,985)
                                            ----------          ----------
     Net increase                              906,692           1,142,780
                                            ----------          ----------
                                            ----------          ----------

3.   INVESTMENT TRANSACTIONS

     The Fund did not make any purchases or sales of investments, other than short-term investments and short positions, for the year ended September 30, 2002.

     At September 30, 2002, gross unrealized appreciation and depreciation of investments for tax purposes was $0.

     At September 30, 2002, the cost of investments, excluding short positions, for federal income tax purposes was $3,936,688.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with Leuthold Weeden Capital Management, LLC. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% as applied to the Fund's daily net assets.

     The Investment Adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends on short positions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the annual rate of 2.50% of the net assets of the Fund, computed on a daily basis. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 2.50%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Accordingly, for the year ended September 30, 2002, the Investment Adviser recouped $89,011 of previously waived or reimbursed expenses. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

           YEAR OF EXPIRATION                 RECOVERABLE AMOUNT
           ------------------                 ------------------
                9/30/04                            $21,211

     U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

     For the year ended September 30, 2002, the Fund paid Weeden & Co., L.P., an affiliate of the Adviser, $371,827 of brokerage commissions.

5.   CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)

     On April 22, 2002, the Board of Directors dismissed Arthur Andersen LLP as the Company's independent auditors and appointed Ernst & Young LLP for the fiscal year ending September 30, 2002. During the two most recent fiscal years, Arthur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years, and there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

6.   ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS
     (UNAUDITED)

INDEPENDENT DIRECTORS

                                                                                                            # of
                                                                                                       Portfolios in  Other
                         Position(s)     Term of Office                                                 Fund Complex  Directorships
Name, Age                Held with       and Length of      Principal Occupation                        Overseen By   Held by
and Address              the Company     Time Served        During Past Five Years                        Director    Director
-----------              -----------     --------------     ----------------------                      ------------  -------------
John S. Chipman (76)     Director        Indefinite Term,   Professor of Economics at the University of      3        None
2121 W. 49th Street                      7 Years Served     Minnesota since 1981.  Guest Professor at the
Minneapolis, MN 55409                                       University of Konstanz, Germany from 1986
                                                            to 1991 and was awarded an honorary doctorate
                                                            from such institution in 1991.

Lawrence L. Horsch (68)  Director        Indefinite Term,   Member of the Board of Directors of Boston       3        Member of
1404 Hilltop Ridge                       7 Years Served     Scientific Corp., a public company engaged in             the Board of
Houlton, WI 54082                                           developing,  producing and marketing medical              Directors of
                                                            devices since February, 1995, when SCIMED Life            Boston
                                                            Systems, Inc., a medical products company he              Scientific
                                                            helped organize in 1971, merged with Boston               Corp.
                                                            Scientific Corp.  Prior to such merger, Mr. Horsch
                                                            served in various capacities with SCIMED Life
                                                            Systems, Inc., including Acting Chief Financial
                                                            Officer from 1994 to 1995, Chairman of the Board
                                                            from 1977 to 1994, and as a director from 1977 to
                                                            1995.  He has also served as Chairman of Eagle
                                                            Management & Financial Corp., a management
                                                            consulting firm, since 1990.

Paul M. Kelnberger (59)  Director        Indefinite Term,   Joined Johnson, West & Co., PLC, a public        3        None
8208 Galway Road                         7 Years Served     accounting firm, in 1969 and has been a partner
Woodbury, MN 55125                                          since 1975.  He is also a director of Video Update,
                                                            Inc., a public company engaged in owning,
                                                            operating and franchising video rental superstores.

INTERESTED DIRECTORS (AND OFFICERS)

                                                                                                            # of
                                                                                                       Portfolios in  Other
                         Position(s)     Term of Office                                                 Fund Complex  Trusteeships
Name, Age                Held with       and Length of      Principal Occupation                        Overseen By   Held by
and Address              the Trust       Time Served        During Past Five Years                        Trustee     Trustee
-----------              -----------     --------------     ----------------------                      ------------  ------------
Steven C. Leuthold (65)  Director,       Indefinite Term,   Chief executive officer of the managing member   3        None
100 N. Sixth Street      President       7 Years Served     of Leuthold Weeden Capital Management, LLC
Suite 412A               and Treasurer                      (the "Adviser").  He has also been a Portfolio
Minneapolis, MN 55403                                       Manager for the predecessors to the Adviser,
                                                            Leuthold & Anderson, Inc. (since 1987) and
                                                            Leuthold, Weeden & Associates, L.P. (since 1991).

Edward C. Favreau (51)   Director and    Indefinite Term,   Manager of Marketing and Sales of the Adviser    3        None
100 N. Sixth Street      Vice President  3 Years Served     since July, 1999.  Prior to joining
Suite 412A                                                  Mr. Favreau served as Vice President and Sales
Minneapolis, MN 55403                                       Manager of U.S. Bancorp Investments Inc.
                                                            (formerly First Bank Investment Services) from
                                                            June, 1993 until July, 1999.  Prior to that time
                                                            Mr. Favreau served in various capacities for
                                                            U.S. Bank from July, 1988 until June, 1993.

David R. Cragg (33)      Vice President  Indefinite Term,   Manager of Compliance of the Adviser since       3        None
100 N. Sixth Street      and Secretary   3 Years Served     January, 1999.  Prior to joining the Adviser,
Suite 412A                                                  Mr. Cragg served as Operations Manager of
Minneapolis, MN 55403                                       Piper Trust Company from November, 1997 until
                                                            January, 1999.  Prior to that time, Mr. Cragg served
                                                            in various capacities for Piper Trust Company
                                                            from February, 1993 until November, 1997.

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
LEUTHOLD FUNDS, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Grizzly Short Fund (one of the series constituting Leuthold Funds, Inc.) (the "Fund") as of September 30, 2002, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for periods presented through September 30, 2001, were audited by other auditors whose report dated October 25, 2001 expressed an unqualified opinion on that financial statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the Grizzly Short Fund of Leuthold Funds, Inc. at September 30, 2002, and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Minneapolis, Minnesota
November 8, 2002

(GRIZZLY SHORT FUND LOGO)

INVESTMENT ADVISER:
  Leuthold Weeden Capital
      Management, LLC, Minnesota

ADMINISTRATOR,  TRANSFER AGENT,
DIVIDEND PAYING AGENT,
SHAREHOLDER SERVICING AGENT:
  U.S. Bancorp Fund Services, LLC,
    Wisconsin

CUSTODIAN:
  U.S. Bank, N.A., Ohio

COUNSEL:
  Foley & Lardner, Wisconsin

INDEPENDENT PUBLIC ACCOUNTANTS:
  Ernst & Young LLP, Minnesota

This report is authorized for distribution only when preceded or accompanied by a current prospectus.